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                                                                   EXHIBIT 10.76

                            EIGHTH AMENDMENT TO THE
                                MIRANT SERVICES
                             EMPLOYEE SAVINGS PLAN

         WHEREAS, Mirant Services, LLC (the "Company") heretofore adopted the Mirant Services Employee Savings Plan (the "Plan"), effective December 19, 2000, and subsequently amended and restated effective as of April 2, 2001;

         WHEREAS, the Company desires to make various changes to the Plan; and

         WHEREAS, the Americas Benefits Committee (the "Committee") is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided such amendment does not involve a substantial increase in cost to the Company.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

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         EFFECTIVE AS OF AUGUST 27, 2002, THE FIRST SENTENCE IN SECTION 8.1 OF
THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING
SENTENCE:

         The Investment Funds shall be selected from time to time by the Qualified Plans Investment Review Committee (the "Investment Review Committee").

                                      II.

         EFFECTIVE AS OF JANUARY 1, 2003, THE PLAN SHALL BE MODIFIED BY THE ADDITION OF THE FOLLOWING NEW ARTICLE XXI:

                                  ARTICLE XXI
                       MINIMUM DISTRIBUTION REQUIREMENTS

21.1     General Rules

                  (a) Effective Date. The provisions of this Article XXI will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                  (b) Coordination with Minimum Distribution Requirements Previously in Effect. For the Plan Year beginning on January 1, 2002, the Plan applied the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) of the Code that were proposed in January of 2001.

                  (c) Precedence. The requirements of this Article XXI will take precedence over any inconsistent provisions of the Plan.


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                  (d)      Requirements of Treasury Regulations Incorporated.
         All distributions required under this Article XXI will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

                  (e) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article XXI other than Section 21.1(d), distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

21.2     Time and Manner of Distribution.

                  (a) Required Beginning Date. The Participant's entire interest will be distributed to the Participant no later than his Required Beginning Date.

                  (b) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed no later than as follows:

                           (1) If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, then the distribution to the Surviving Spouse will be made by no later than December 31 of the calendar year immediately following the calendar year in which the Participant died.

                           (2) If the Participant's Surviving Spouse is not the Participant's sole Designated Beneficiary, then the distribution to the Designated Beneficiary will be made by no later than December 31 of the calendar year immediately following the calendar year in which the Participant died.

                           (3) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (4) If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary and the Surviving Spouse dies after the Participant but before the distribution to the Surviving Spouse has been made, this
                  Section 21.2(b), other than Section 21.2(b)(1), will apply as if the Surviving Spouse were the Participant.

         For purposes of this Section 21.2(b) and Section 21.4, unless Section 21.2(b)(4) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 21.2(b)(4) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under Section 21.2(b)(1)).

                  (c) Form of Distribution. Unless the Participant's interest is distributed in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar


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         Year, distributions will be made in accordance with Sections 21.3 and
         21.4 of this Article XXI.

21.3     Required Minimum Distributions During the Participant's Lifetime.

                  (a) Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the total amount of the Participant's Account Balance.

                  (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 21.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

21.4     Requirements Minimum Distributions After the Participant's Death.

                  (a)      Death On or After the Date Distributions Begin.

                           (1)      Participant Survived by Designated
                  Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the total amount of the Participant's Account Balance.

                           (2)      No Designated Beneficiary. If the
                  Participant dies on or after the date Participant's begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the total amount of the Participant's Account Balance.

                  (b)      Death Before the Date Distributions Begin.

                           (1)      Participant Survived by Designated
                  Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the total amount of the Participant's Account Balance.

                           (2)      No Designated Beneficiary. If the
                  Participant dies before the date Participant's begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (3)      Death of Surviving Spouse Before
                  Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date the distributions begin, the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, and the Surviving Spouse dies before distributions are


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                  required to begin to the Surviving Spouse under Section
                  21.2(b)(1), this Section 21.4(b) will apply as if the Surviving Spouse were the Participant.

21.5     Definitions.

                  (a) Designated Beneficiary. The individual who is designated as the beneficiary under Section 12.4 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and
         Section 1.401(a)(9)-4 of the Treasury regulations.

                  (b) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 21.2(b). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

                  (c) Account Balance. The Participant's Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (the "Valuation Calendar Year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

                  (d)      Required Beginning Date. The date specified in
         Section 12.6(b) of the Plan.

                                      III.

         EFFECTIVE AS OF APRIL 1, 2003, SECTION 11.6(C) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 11.6(C):

                  (a) For purposes of this Section 11.6, a withdrawal shall be deemed necessary to satisfy an immediate and heavy financial need if:

                           (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;


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                           (2)      The Participant has obtained all
                  distributions and all nontaxable loans currently available to him under all plans maintained by an Affiliated Employer; and

                           (3) The Participant agrees to suspend all elective employer contributions and voluntary participant contributions to all plans of an Affiliated Employer for at least six (6) months after receipt of the distribution under this Section 11.6.

                                      IV.

         EFFECTIVE AS OF APRIL 1, 2003, ARTICLE XIII OF THE PLAN SHALL BE MODIFIED BY THE ADDITION OF THE FOLLOWING NEW SECTION 13.19:

13.19 Liability of the Investment Review Committee. In performing its responsibilities under the Plan, except as may be prohibited by ERISA, neither the Investment Review Committee nor any person to whom the Investment Review Committee may delegate any duty or power in connection with its responsibilities under the Plan shall be liable for any action or failure to act except for its or his own gross negligence or willful misconduct; nor for the payment of any amount under the Plan; nor for any mistake of judgment made by him or on his behalf as a member of the Investment Review Committee; nor for any action, failure to act, or loss unless resulting from his own gross negligence or willful misconduct; nor for the neglect, omission, or wrongdoing of any other member of the Investment Review Committee. No member of the Investment Review Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Investment Review Committee.

                                       V.

         EFFECTIVE AS OF SEPTEMBER 1, 2003, SECTION 12.1(A) OF THE PLAN SHALL BE DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SECTION 12.1(A):

                  (a) If a Participant's employment with the Affiliated Employers is terminated as a result of his retirement on or after his Early Retirement Date or his Normal Retirement Date, in addition to the withdrawal options under Section 11.1, the entire balance credited to his Account shall be payable to him in a single lump sum distribution at such time requested by the Participant pursuant to
         Section 12.6 and in accordance with the procedures established by the Committee. The distribution shall commence as soon as practicable after the Valuation Date selected by the Participant.

                                      VI.

         EXCEPT AS AMENDED HEREIN BY THIS EIGHTH AMENDMENT, THE PLAN SHALL REMAIN IN FULL FORCE AND EFFECT AS AMENDED AND RESTATED BY THE COMPANY PRIOR TO THE ADOPTION OF THIS EIGHTH AMENDMENT.


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         IN WITNESS WHEREOF, the Committee, through a duly authorized officer of the Company, has adopted this Eighth Amendment to the Plan this 19th day of March, 2003 to be effective as provided herein.


                                      MIRANT SERVICES, LLC



                                      By: /s/ Dianne W. Davenport
                                         ----------------------------
                                      Title:  Vice President
                                            -------------------------


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